UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2013

DDR Corp.

(Exact name of registrant as specified in charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

DDR Corp. (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-184221):

1. Underwriting Agreement, dated May 16, 2013, by and among the Company and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as Representatives of the Several Underwriters named in Schedule I-A thereto;

2. Confirmation of Forward Sale Transaction, dated May 16, 2013, between the Company and Goldman, Sachs & Co.;

3. Confirmation of Forward Sale Transaction, dated May 16, 2013, between the Company and JPMorgan Chase Bank, National Association;

4. Confirmation of Forward Sale Transaction, dated May 16, 2013, between the Company and Royal Bank of Canada;

5. Confirmation of Forward Sale Transaction, dated May 16, 2013, between the Company and Wells Fargo Bank, National Association; and

6. Opinion of Jones Day.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 16, 2013, by and among the Company and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as Representatives of the Several Underwriters named in Schedule I-A thereto

1.2	Confirmation of Forward Sale Transaction, dated May 16, 2013, between the Company and Goldman, Sachs & Co.

1.3	Confirmation of Forward Sale Transaction, dated May 16, 2013, between the Company and JPMorgan Chase Bank, National Association

1.4	Confirmation of Forward Sale Transaction, dated May 16, 2013, between the Company and Royal Bank of Canada

1.5	Confirmation of Forward Sale Transaction, dated May 16, 2013, between the Company and Wells Fargo Bank, National Association

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ David J. Oakes
David J. Oakes
President and Chief Financial Officer

Date: May 21, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 16, 2013, by and among DDR Corp. and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as Representatives of the Several Underwriters named in Schedule I-A thereto

1.2	Confirmation of Forward Sale Transaction, dated May 16, 2013, between DDR Corp. and Goldman, Sachs & Co.

1.3	Confirmation of Forward Sale Transaction, dated May 16, 2013, between DDR Corp. and JPMorgan Chase Bank, National Association

1.4	Confirmation of Forward Sale Transaction, dated May 16, 2013, between DDR Corp. and Royal Bank of Canada

1.5	Confirmation of Forward Sale Transaction, dated May 16, 2013, between DDR Corp. and Wells Fargo Bank, National Association

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)